--------------------------------------------------------------------------------
Chairman's Letter
--------------------------------------------------------------------------------


Dear Fellow Shareholders:


      The year ended June 30, 1997 was another excellent year for Addison Capital Shares. The total return on the Fund for this period was 32.2%. The Fund paid dividends of $.1489 a share and made capital gain distributions of $3.2383.


      These results are certainly gratifying, however we must sound a cautionary note. Gains of recent magnitude cannot realistically continue for an extended period. There will come a time when share prices decline. Possibly for an extended period. We have seen this type of environment before and therefore recognize the importance of maintaining our discipline of value investing. We remain long term bullish and encourage investors to stay focused on their investment objectives.

      We appreciate your support and we are confident that our focus on value will continue to be successful in dealing with the challenges we face in the year ahead.


                                        Sincerely,


[GRAPHIC OMITTED]

                                        Rudolph C. Sander
                                        Chairman


Dated: July 31, 1997

--------------------------------------------------------------------------------
President's Letter
--------------------------------------------------------------------------------


Dear Fellow Shareholders:




      A year ago, the stock market was in the midst of a sharp but brief correction of a speculative boom in high technology issues, and this year, stock prices have surged after a quick 10% setback (as measured by the Dow Industrials) in March and half of April. The worry in the spring was that the economy was going to get another dose of the Fed's medicine to cool its impending inflationary fever, notwithstanding two consecutive months of deflationary producer price reports. As of this writing, we've had six months in a row of wholesale price declines, and general price inflation scarcely seems worth worrying about. Indeed, the oft-cited Goldilocks economic environment is still with us and nearly everything seems to be "just right." Even Fed Chairman Greenspan recently appeared to renounce his "irrational exuberance" stance on the stock market and the economy. In such an environment, with stable or lower interest rates and inflation in check, and corporate earnings continuing to exceed expectations, it is hardly surprising that stock prices are up. Nevertheless, many stocks' valuations are at levels that don't allow a lot of leeway for disappointments. Large-cap multinational consumer growth companies have been among the market leaders in the current advance and the case for their continued growth is strong. Maybe it will sound like a case of sour grapes, since we don't own Coke and P&G and their ilk, but we find ourselves somewhat wary of the price earnings multiples that some of these stocks are carrying. Our investment disciplines require that we be content with owning multinational financial, capital goods, energy, and industrial companies at much lower valuations, yet in many cases with comparable growth rates. Over the last year, our diversified value approach has slightly trailed the S&P 500 and the Dow with their large-cap growth emphasis. On the other hand, we are keeping pace with the S&P/BARRA Value Index and with our Growth & Income Fund peers, and we hope you are comfortable as we are with the results of our value philosophy when consistently applied over the long term. The recent total return comparison is as follows:

                   Total returns for year ended June 30, 1997

     Addison Capital Shares                  32.2%
     S&P 500 Index                           34.7%
     S&P/BARRA Value Index                   30.9%
     Lipper G&I Funds Index                  28.1%


      For the quarter just ended, the return on the S&P 500 was 17.5% and the return for the first six months was 20.6% -- both exceed the historical average return for a full year. Only time will tell, but our previous expectation for stock returns in 1997 may be too modest -- roughly in line with the long-term average of about 11%. That kind of final result for the year is still a possibility, but it would require another correction of at least the magnitude of the March-April decline between now and year-end. At some point, the bears will be right and the bull market will end, but for now, the case for a continuation of the bull market is being buttressed by both fundamental and technical factors. Yes, it is true that earnings growth has slowed from the unsustainable 22% pace of 1995 to something around 10% over the last 12 months, but there isn't much evidence to suggest that earnings growth is slowing further or that companies are relaxing their vigilance about costs. Instead, what seems to have happened is that analysts have gradually lowered their earnings estimates, while overall actual earnings reports have continued to exceed those estimates.


      Indeed, the major sources of investor worry remain that stock market valuations are extended due to the rapidity of the market's rise, and that the Federal Reserve could decide to strike preemptively or reactively to curb expected or actual evidence of inflation pressures. We don't dispute that stocks are valued outside of the historical norms, because the valuations are clearly above average, however until there is a shift in the economic environment or something that percipitates a change in investor sentiment, the market can remain fully valued for a long time. As for the possibility of the Fed raising interest rates to slow economic activity or to cool investors' appetite for stocks, we can only observe that the current circumstances make that highly improbable -- interest rates are already high relative to any of the usual measures of inflation. Besides, the difficulty with taking a bearish investment posture based on historic valuation levels is that one must therefore be prepared to earn no more than historic rates of return in an environment where extraordinary returns have been available to equity investors. The obvious bearish response is that the inevitable market decline will cause the recent high returns to regress to their historic mean. This notion carries with it the presumption that the bearish investor has the vision and the discipline to make asset allocation shifts at correct points in the market cycle. Should he fail to make those shifts correctly, he may wind up with a money market rate of return -- or worse. It is clear to us that long-term investors ought not to attempt to alter their portfolios in anticipation of a correction.

      Could it be "different this time?" Because human nature never really changes, we are inclined to be skeptical that the market and its participants will act substantially differently at the critical junctures. Aside from valuation, which may be attributed to factors such as lower inflation and higher profitability, however, there are none of the usual precursors to a substantial market decline. There may be a growing suspension of disbelief or a naive confidence in the stock market, but we see little or no evidence of a speculative frenzy. If a bull market "climbs a wall of worry," perhaps the greatest concern in the current environment is that there are so few things to worry about! As Robert Farrell of Merrill Lynch, put it, referring to the current environment as 'The Virtuous Circle,' "rarely has there been such confluence of favorable factors supporting a continuing bull market." He goes on to say, "rising stock prices have become the engine that drives everything from the economy to corporate earnings to employee and management motivation to investor enthusiasm . . . but we should be on the alert for anything that breaks the favorable linkages." Such a break could turn his 'Virtuous Circle' into a vicious circle. We have always found Farrell to be insightful and thoughtprovoking, and we agree that we want to be alert for changes in the investment climate, but at the moment, we believe that the best course remains 'steady as she goes.'


                                        Sincerely,


[GRAPHIC OMITTED]

                                        Radcliffe Cheston
                                        President


July, 1997

                                 [LINE GRAPH]

[Showing plot points for $10,000 Investments in Addison Capital Shares vs. the S&P 500 Index and the Lipper Growth & Income Fund Index.]

               Addison Capital Shares            S&P 500               Lipper

9/15/86              $10,000                     $10,000               $10,000
1987                 $12,714                     $13,449               $12,721
1988                 $11,614                     $12,532               $12,398
1989                 $13,399                     $15,082               $14,587
1990                 $14,966                     $17,578               $15,915
1991                 $15,774                     $18,901               $16,860
1992                 $17,341                     $21,427               $19,256
1993                 $20,978                     $24,351               $22,464
1994                 $20,407                     $24,694               $23,390
1995                 $24,715                     $31,117               $27,872
1996                 $31,121                     $39,203               $34,039
1997                 $41,142                     $52,805               $43,594

                            ADDISON CAPITAL SHARES

             Average Annual Returns for period ended June 30, 1997

1 Year - 32.2%                5 Years - 18.9%             Since 9/15/86 - 14.0%

                                CAPITAL SHARES
                                     GRAPH

               Addison Capital Shares Portfolio Sector Weights


---------------------------
Utilities               10%
---------------------------
Transportation           4%
---------------------------
Cap. Goods               6%
---------------------------
Technology              17%
---------------------------
Materials & Services    10%
---------------------------
Energy                   9%
---------------------------
Consumer Non-Durables   20%
---------------------------
Consumer Durables        5%
---------------------------
Finance                 19%
---------------------------

Q. During the first half of 1997, we have enjoyed an exceptionally strong equity market on top of a better than average 1996. Discuss the Fund's relative performance over the last 12 months.
&
A. For the fiscal year ended June 30, 1997, Addison Capital Shares had a total return of 32.2%, which compares favorably to the Lipper Growth & Income Fund Index return for the period of 28.1%, but trails the S&P 500 Index return of 34.7%. The S&P 500 return was substantially influenced by the returns of the largest companies, such as GE, Procter & Gamble, Coca Cola, Intel and so forth. By contrast, the Fund has nearly equal weight devoted to every stock in the portfolio, with the result that in a market where larger capitalization issues are the stock performance leaders, Addison tends to have a hard time keeping up with the return on the S&P 500. The Fund's relative performance was further hindered by its value stock orientation in a market that was characteristically dominated by growth stocks of the sort mentioned above.



Q.      Describe the Fund's investment philosophy.
&
A. The Fund employs a value-oriented, fully-invested philosophy emphasizing stocks with P/E ratios which are below average compared to the market and their respective economic sectors. Among those stocks identified as being attractively valued, preference is given to those that exhibit positive earnings and price momentum relative to the market and their economic sectors. The portfolio is highly diversified and maintains investment exposure in all nine of the economic sectors, with sector weighting determined by value and momentum factors relative to the S&P 500 and the overall market. On June 30, 1997 the sector diversification of the Fund and the S&P 500 were as follows:


Portfolio Weighting
------------------------------
                                 ADDISON     S&P 500
                                 ---------   --------
Consumer Non-Durables   ......     19.5%      28.0%
Consumer Durables    .........      5.2%      4.6%
Finance  .....................     18.8%      14.2%
Utilities   ..................     10.1%      9.0%
Transportation    ............      3.5%      2.2%
Capital Goods  ...............      5.8%      4.6%
Technology  ..................     17.4%      15.0%
Materials & Services    ......     10.4%      14.4%
Energy   .....................      9.3%      8.0%

Portfolio Characteristics
-----------------------------
Price/Earnings Ratio    ......     17.8x      22.1x
Price/Book Ratio  ............      3.2x       5.2x
5 Year Earnings Growth
   Rate  .....................     18.4%      17.0%
Portfolio Yield (before
   expenses)   ...............      2.4%      1.7%

Q. Could you give some examples of the Fund's recent stock sales and purchases?
&
A. Three of the portfolio sales during the past year were the result of merger or takeover activity. These accounted for a substantial portion of the larger than usual capital gains distribution recently declared. Among these, Standard Federal Bancorp was taken over for a cash price of $59 per share, and PHH Corp. was merged into HFS Inc. and we received HFS stock at a substantial premium over our cost. HFS was then sold because, unlike PHH, it failed to meet our valuation criteria and the stock had been quite volatile after declining substantially from higher prices. A more typical sale was Echlin Inc., which had reported a couple of quarters of disappointing earnings, and we decided that our exposure to auto and truck parts was too heavy, with General Motors and TRW, so the stock was eliminated.

Some purchases made during the past several months are described below. Each of these stocks was purchased with a statistically cheap valuation and positive earnings surprise:

The purchase of Ethan Allen Interiors, a manufacturer and retailer of home furnishings, was funded by our sale of Echlin. The stock had already performed well, but based on its valuation and fundamental outlook, we felt it was attractive. We have been rewarded so far.

Standard Federal was replaced by RCSB Financial, a thrift holding company based in Rochester, NY. Our choice turned out to be fortuitous, as the industry consolidation trend led RCSB to be chosen as a merger partner for Charter One Financial, and our unrealized gain is about 50% in less than two months.

Among technology issues, Compaq Computer stood out as being relatively inexpensive, and we decided to increase our PC exposure beyond our existing holding of Gateway 2000. The industry is likely to continue to grow at about a 20% rate, yet there is a lot of skepticism about profitability. We think Compaq will remain the top PC maker and do well.



Q. What is your outlook for the market and the economy, and how does that influence your management of the portfolio?
&
A. We are reluctant to make economic and stock market forecasts because there is a natural tendency to expect that these short-term views should influence our management of the portfolio. Addison's investment process is founded on our philosophical aversion to anything that smacks of market timing, and we are driven by a bottom-up approach to stock selection which looks at each stock relative to every other stock, instead of relative to all the possible investment alternatives. There are simply too many variables to be able to correctly judge both when to invest and in what asset class (stocks, bonds, cash, etc.). Addison's approach is disciplined and time-tested, and we are not about to change our philosophy to suit short-term market moves.

We are concerned about some of the same variables as at this time last year: at the moment, inflation appears to be dormant or dead, but what if mutual fund inflows slow, or earnings growth slows, or the Fed raises rates? The stock market's valuation is undeniably high, but does the economic environment justify it? Speculative activity heats up occasionally, but periodic corrections seem to restore the equilibrium. Essentially, we don't see anything that strikes us as being sufficiently out of balance to prompt concern about a recession or a bear market. Unfortunately though, such events seldom warn of their impending arrival. In fact, we suspect that the culprit responsible for a market decline of more than 10% is likely to be some exogenous factor. As we've said on numerous occasions, there will no doubt be a hero who makes the call for this watershed event, thereby making a big name and some money for himself, but the reality is that very few people are able to profit from anticipating such changes. We'll stick to doing what we know how to do and let others extol the wonders of their crystal balls.

--------------------------------------------------------------------------------
                         ADDISON CAPITAL SHARES, INC.
                       Schedule of Portfolio Investments
                                 June 30, 1997
--------------------------------------------------------------------------------





                                               Number
                                                 of         Value
                                               Shares     (Note A)
                                              --------   -----------
COMMON STOCK -- 95.6%
----------------------------------------------------------------------
 Aerospace -- 3.8%
    Northrop Grumman Corporation  .........   13,413      $1,177,829
    Textron, Incorporated   ...............   20,000       1,327,500
                                                          -----------
                                                           2,505,329
                                                          -----------
 Automobiles & Related -- 1.4%
    General Motors Corporation ............   17,000         946,688
                                                          -----------
 Automotive Parts -- 1.5%
    TRW, Incorporated .....................   18,000       1,022,625
                                                          -----------
 Banking -- 8.4%
    Bank of Boston Corporation ............   18,000       1,297,125
    Chase Manhattan Corporation   .........   14,000       1,358,875
    First Union Corporation ...............   15,750       1,456,875
    Zions Bancorporation ..................   40,000       1,505,000
                                                          -----------
                                                           5,617,875
                                                          -----------
 Business Services -- 1.6%
    Bowne and Company, Incorporated        .  30,000       1,046,250
                                                          -----------
 Capital Goods -- 5.9%
    Harsco Corporation   ..................   31,020       1,256,310
    Ingersoll-Rand Company  ...............   24,000       1,482,000
    Precision Castparts Corporation  ......   20,000       1,192,500
                                                          -----------
                                                           3,930,810
                                                          -----------
 Chemicals -- 3.7%
    Du Pont (E.I.) De Nemours and
       Company  ...........................   22,000       1,383,250
    Union Carbide Corporation  ............   23,000       1,082,438
                                                          -----------
                                                           2,465,688
                                                          -----------
 Computers -- 1.8%
    Gateway 2000***   .....................   37,000       1,200,187
                                                          -----------
 Computer Equipment -- 1.3%
    Seagate Technology***   ...............   24,000         844,500
                                                          -----------
 Consumer Products -- 2.0%
    Fortune Brands Incorporated   .........   35,000       1,305,937
                                                          -----------
 Electronics -- 1.9%
    Harris Corporation   ..................   15,000       1,260,000
                                                          -----------
 Financial -- 2.0%
    Sunamerica, Incorporated   ............   27,746       1,352,618
                                                          -----------

                                              Number
                                                 of         Value
                                               Shares     (Note A)
                                              --------   -----------
 Food, Beverage and Tobacco -- 2.2%
    Philip Morris Companies,
       Incorporated   .....................   33,000      $1,464,375
                                                          -----------
 Healthcare Facilities -- 2.0%
    Tenet Health Care Corporation*** ......   44,000       1,300,750
                                                          -----------
 Home Furnishing/Housewares -- 2.5%
    Ethan Allen Interiors, Incorporated ...   29,000       1,653,000
                                                          -----------
 Insurance -- 4.4%
    Allstate Corporation ..................   20,000       1,460,000
    Reliastar Financial Corporation  ......   20,000       1,462,500
                                                          -----------
                                                           2,922,500
                                                          -----------
 International Oils -- 4.2%
    Exxon Corporation .....................   24,000       1,476,000
    Royal Dutch Petroleum Company .........   25,232       1,371,990
                                                          -----------
                                                           2,847,990
                                                          -----------
 Investments -- 2.3%
    RSCB Financial, Incorporated  .........   32,000       1,532,000
                                                          -----------
 Machinery -- 1.5%
    Pentair, Incorporated   ...............   30,000         986,250
                                                          -----------
 Medical Supplies -- 1.8%
    Becton Dickinson & Company ............   24,000       1,215,000
                                                          -----------
 Metals and Mining -- 1.7%
    Phelps Dodge Corporation   ............   13,300       1,132,994
                                                          -----------
 Office Equipment -- 4.1%
    Compaq Computer Corporation***   ......   14,000       1,389,500
    Xerox Corporation .....................   17,358       1,369,112
                                                          -----------
                                                           2,758,612
                                                          -----------
 Oil -- 1.8%
    Amoco Corporation .....................   14,000       1,217,125
                                                          -----------
 Oil Equipment & Services -- 1.9%
    Halliburton Company  ..................   16,000       1,268,000
                                                          -----------
 Paper & Forest Products -- 1.4%
    Rayonier, Incorporated  ...............   22,000         925,375
                                                          -----------
 Pharmaceuticals -- 2.0%
    Rhone-Poulenc Rorer, Incorporated   ...   15,000       1,363,125
                                                          -----------
 Rails/Trucking/Transportation -- 2.9%
    Burlington Northern Sante Fe  .........   10,000         898,750
    Norfolk Southern Corporation  .........   10,450       1,052,838
                                                          -----------
                                                           1,951,588
                                                          -----------

--------------------------------------------------------------------------------
                         ADDISON CAPITAL SHARES, INC.
                       Schedule of Portfolio Investments
                                 June 30, 1997
--------------------------------------------------------------------------------





                                              Number
                                                of             Value
                                              Shares         (Note A)
                                          ---------------  -------------
 Real Estate -- 2.0%
    Health Care Property Investors,
       Incorporated   ..................        37,778      $  1,331,674
                                                            -------------
 Restaurants -- 1.9%
    Wendy's International,
       Incorporated   ..................        48,000         1,245,000
                                                            -------------
 Retail Merchandising -- 1.6%
    Sears, Roebuck and Company .........        20,000         1,075,000
                                                            -------------
 Retail Store -- 3.9%
    Ross Stores, Incorporated  .........        40,000         1,307,500
    VF Corporation .....................        15,000         1,271,250
                                                            -------------
                                                               2,578,750
                                                            -------------
 Steel -- 2.2%
    Carpenter Technology Corporation ...        32,000         1,464,000
                                                            -------------
 Technology -- 1.8%
    Comdisco, Incorporated  ............        45,000         1,170,000
                                                            -------------
 Tobacco -- 1.6%
    RJR Nabisco Holdings Corporation ...        33,000         1,089,000
                                                            -------------
 Utilities -- Electric -- 6.8%
    DQE, Incorporated ..................        35,000           988,750
    Duke Power Company   ...............        31,332         1,501,978
    FPL Group, Incorporated ............        22,000         1,013,375
    NIPSCO Industries, Incorporated  ...        24,820         1,025,376
                                                            -------------
                                                               4,529,479
                                                            -------------
 Utilities -- Natural Gas -- 1.8%
    Nicor, Incorporated  ...............        32,886         1,179,785
                                                            -------------
 TOTAL COMMON STOCK
    (Cost $39,866,883)..................                    $ 63,699,879
                                                            -------------

                                                                 Value
                                                Principal
REPURCHASE AGREEMENTS** -- 4.1%                   Amount       (Note A)
----------------------------------------  ---------------  -------------
  PNC Bank $2,737,000 at 4.75%
    (Agreement dated 06/30/97, to
    be repurchased at $2,737,361
    on 07/01/97; collateralized by
    $2,860,000 Federal Home Loan
    Mortgage Corporation Notes, 6.00%,
    due 11/15/08).
    (Value $2,813,009 -- Cost
    $2,737,000) ........................   $ 2,737,000      $  2,737,000
                                                            -------------
  TOTAL INVESTMENTS
    (Cost $42,603,883*)  ...............          99.7%       66,436,879
  Other Assets in excess of
    Liabilities ........................           0.3%          172,573
                                           -----------      -------------
  Net Assets ...........................         100.0%     $ 66,609,452
                                           ===========      =============

 * Aggregate cost for federal income tax purposes was $42,603,883. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:


       Gross Appreciation   ......    $24,069,936
       Gross Depreciation   ......       (236,940)
                                      -----------
         Net Appreciation   ......    $23,832,996
                                      ===========

 ** It is the Fund's policy to always receive, as collateral, securities whose value, including accrued interest, will be at least equal to 102% of the dollar amount to be paid to the Fund under each agreement at its maturity. The values of the securities are monitored daily. If the value falls below 101% of the amount to be paid at maturity, additional collateral is obtained. The Fund makes payment for such securities only upon physical delivery of evidence of book entry transferred to the account of its custodian.
*** Non-income producing security.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                      Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                 June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost$42,603,883)  .....................   $66,436,879
   Cash .........................................................           342
   Receivables:
    Dividends ...................................................        74,227
    Interest  ...................................................           361
    Fund shares sold   ..........................................       212,084
   Prepaid expense  .............................................        14,518
                                                                    ------------
        TOTAL ASSETS   ..........................................    66,738,411
                                                                    ------------
LIABILITIES:
   Payable:
    Fund shares repurchased  ....................................        38,124
   Accrued expenses    ..........................................        90,835
                                                                    ------------
        TOTAL LIABILITIES .......................................       128,959
                                                                    ------------
NET ASSETS    ...................................................   $66,609,452
                                                                    ============
SHARES  .........................................................     2,112,426
                                                                    ============
NET ASSET VALUE PER SHARE ($66,609,452 / 2,112,426 shares) ......   $     31.53
                                                                    ============
NET ASSETS CONSISTED OF THE FOLLOWING:
   Paid-in capital  .............................................   $36,996,785
   Undistributed net investment income   ........................       160,541
   Undistributed net realized gains   ...........................     5,619,130
   Unrealized appreciation on investments   .....................    23,832,996
                                                                    ------------
                                                                    $66,609,452
                                                                    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            Statement of Operations
--------------------------------------------------------------------------------
                        For the Year Ended June 30, 1997
--------------------------------------------------------------------------------


INVESTMENT INCOME:
   Income:
     Dividends  .............................................    $ 1,273,705
     Interest   .............................................         84,389
                                                                 -----------
        Total Income  .......................................      1,358,094
                                                                 -----------
   Expenses:
     Investment advisory fee   ..............................        430,263
     Distribution fee .......................................        229,473
     Shareholder servicing  .................................        143,421
     Administration fee  ....................................         75,000
     Transfer agent fee  ....................................         51,472
     Insurance  .............................................         23,259
     Federal and state registration fees   ..................         20,867
     Audit   ................................................         18,500
     Printing   .............................................         17,126
     Custodian fee    .......................................         16,993
     Directors' fee   .......................................         13,810
     Legal fee  .............................................          9,139
     Miscellaneous ..........................................            938
     State tax refund .......................................         (3,297)
                                                                 -----------
       Total Expenses    ....................................      1,046,964
                                                                 -----------
        Net investment income  ..............................        311,130
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain from security transactions  ............      6,825,229
   Change in unrealized appreciation of investments    ......      9,273,824
                                                                 -----------
     Net gain on investments   ..............................     16,099,053
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   ......    $16,410,183
                                                                 ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                              For the year      For the Year
                                                                                  ended            ended
                                                                              June 30, 1997     June 30, 1996
                                                                             ---------------   --------------
INCREASE IN NET ASSETS:
 Operations:
   Net investment income  ................................................    $    311,130     $   314,177
   Net realized gain from security transactions   ........................       6,825,229       5,495,012
   Change in unrealized appreciation of investments  .....................       9,273,824       4,333,438
                                                                              ------------     ------------
    Net increase in net assets resulting from operations   ...............      16,410,183      10,142,627
                                                                              ------------     ------------
 Distributions to shareholders:
   Net investment income ($0.15 and $0.21 per share, respectively)  ......        (296,865)       (361,787)
   Capital gains ($2.49 and $1.88 per share, respectively) ...............      (4,873,658)     (3,269,571)
                                                                              ------------     ------------
    Total distributions   ................................................      (5,170,523)     (3,631,358)
                                                                              ------------     ------------
 Capital share transactions:
   Net increase in net assets derived from capital share transactions*           4,665,992       5,686,785
                                                                              ------------     ------------
     Total increase in net assets  .......................................      15,905,652      12,198,054
                                                                              ------------     ------------
NET ASSETS:
 Beginning of period   ...................................................      50,703,800      38,505,746
                                                                              ------------     ------------
 End of period**    ......................................................    $ 66,609,452     $50,703,800
                                                                              ============     ============
 *Capital share transactions are as follows:
                                                                                 Shares            Value
                                                                              ------------     ------------
   For the year ended June 30, 1997
   Shares purchased    ...................................................         239,811     $ 6,477,547
   Shares reinvested   ...................................................         199,406       4,981,584
   Shares redeemed  ......................................................        (245,822)     (6,793,139)
                                                                              ------------     ------------
     Net Increase   ......................................................         193,395     $ 4,665,992
                                                                              ============     ============
   For the year ended June 30, 1996
   Shares purchased    ...................................................         237,345     $ 5,838,906
   Shares reinvested   ...................................................         150,801       3,491,291
   Shares redeemed  ......................................................        (148,869)     (3,643,412)
                                                                              ------------     ------------
     Net increase   ......................................................         239,277     $ 5,686,785
                                                                              ============     ============

**Undistributed net investment income of $160,541 and $146,276, respectively.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------
     The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.



                                                                     Years ended June 30,
                                              -------------------------------------------------------------------
                                                 1997          1996          1995          1994          1993
                                              -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of year   ......   $ 26.42        $  22.92      $  20.45     $   22.69      $  19.64
                                              -----------    --------      --------     -----------    --------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income   ..................   $    0.15      $   0.17      $   0.22     $    0.21      $   0.24
 Net gains on securities (both
   realized and unrealized)    ............        7.60          5.42          3.77         (0.76)         3.72
                                              -----------    --------      --------     -----------    --------
  Total from investment
    operations  ...........................        7.75          5.59          3.99         (0.55)         3.96
                                              -----------    --------      --------     -----------    --------
 LESS DISTRIBUTIONS
 Dividends from net investment
   income    ..............................       (0.15)        (0.21)        (0.20)        (0.23)        (0.24)
 Distributions from capital gains    ......       (2.49)        (1.88)        (1.32)        (1.46)        (0.67)
                                              -----------    --------      --------     -----------    --------
  Total distributions .....................       (2.64)        (2.09)        (1.52)        (1.69)        (0.91)
                                              -----------    --------      --------     -----------    --------
Net asset value, end of year   ............   $   31.53      $  26.42      $  22.92     $   20.45      $  22.69
                                              ===========    ========      ========     ===========    ========
Total Return (1)   ........................       32.20%        25.92%        21.11%        (2.73)%       20.98%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)   .     $  57,368      $ 50,704      $ 38,506     $  36,171      $ 37,621
 Ratio of expenses to average assets   .           1.82%*        1.96%         2.06%         2.06%         2.13%
 Ratio of net investment income to
   average net assets    ..................        0.54%         0.69%         1.03%         1.00%         1.14%
 Portfolio Turnover   .....................       29.48%        38.97%        42.82%        43.26%        30.01%
 Average Commission Rate Per
   Share (2) ..............................   $  0.0673

--------------------------------------------------------------------------------
* Annualized
(1) Exclusive of deduction of sales charge on investment.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

This report has been prepared for Shareholders and may be distributed to others only preceded or accompanied by a current prospectus.




--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                                 June 30, 1997
--------------------------------------------------------------------------------

A. Addison Capital Shares, Inc. (the "Fund") was organized as a Maryland corporation on June 4, 1986. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

 The Fund's investment objective is to seek to achieve long term capital appreciation. The Fund invests principally in those equity securities which the Fund's Adviser believes are undervalued and offer above-average potential for capital appreciation.

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Significant accounting policies relating to the Fund are as follows:

 Security Valuation -- Portfolio securities which are traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last sales price. Securities traded on an exchange or NASDAQ for which there has been no sale on that day and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Debt instruments having a maturity of 60 days or less are valued at amortized cost.

 Securities Transactions and Investment Income -- Securities transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

 Dividends and Distributions to Shareholders -- Substantially all of the Fund's net investment income and net realized capital gains, if any, will be distributed to shareholders on an annual basis.

 Federal Income Taxes -- No provision is made for Federal income taxes as it is the Fund's intention to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

B. Addison Capital Management Company (Addison Capital), a wholly-owned subsidiary of Janney Montgomery Scott Inc. (Janney), serves as the Fund's investment adviser. For its services as adviser, Addison Capital receives a fee, computed daily and paid monthly, at an annual rate of .75% of the Fund's first $100 million in average net assets, .50% of the next $150 million in average net assets, and .25% of average net assets in excess of $250 million.

 PFPC, Inc., a wholly-owned, indirect subsidiary of PNC Bank, serves as the Fund's administrative and accounting agent. As compensation for these services, PFPC receives a fee computed daily and paid monthly, at an annual rate of .10% of the Fund's average net assets or $100,000, whichever is greater, PFPC agreed to reduce its minimum annual fee to $75,000 for the fiscal year ending June 30, 1997.

 PNC Bank, acts as the Fund's custodian. PFPC, Inc. also acts as the Fund's transfer agent and dividend disbursing agent.

 Pursuant to an Underwriting Agreement with the Fund, Janney, a wholly-owned subsidiary of Independence Square Properties, Inc., which is in turn wholly-owned by Penn Mutual Life Insurance Company, serves as the Fund's distributor. As compensation for these services, Janney receives a fee from the Fund, computed daily and paid monthly, at an annual rate of .40% of the Fund's average net assets. In addition, Janney received brokerage commissions for the fiscal year ended June 30, 1997 of $660.

 Under a Services Agreement between the Fund and Janney, Janney will provide office space to the Fund, will supervise performance by PNC Bank and PFPC, Inc., of their respective duties, and will respond to shareholders' inquiries for an annual fee equal to .25% of the Fund's average daily net assets.

 If expenses borne by the Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, Janney and Addison Capital may reduce their fees on a pro-rata basis to the extent required by such regulations. No such reduction was required for the year ended June 30, 1997.

 Certain officers and directors of the Fund are officers and/or directors of Addison Capital and Janney. The law firm of Morgan, Lewis & Bockius, a member of which is also an officer of the Fund, received $11,828 from the Fund for legal services rendered during the year.

C. Purchases and sales of securities, other than short-term obligations, aggregated $16,388,671 and $17,499,791, respectively, for the year ended June 30, 1997.

D. As of July 3, 1995 Fund shares are sold at their net asset value. As of that date all sales charges are eliminated for all Fund Share purchases.

--------------------------------------------------------------------------------
               Report of Independent Certified Public Accountants
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Addison Capital Shares, Inc.

     We have audited the accompanying statement of assets and liabilities of Addison Capital Shares, Inc., including the schedule of portfolio investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Addison Capital Shares, Inc. as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.




                                                            TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
July 18, 1997

Directors & Officers
Rudolph C. Sander
 Chairman of the Board
Radcliffe Cheston
 President & Chief Executive Officer
Margaret M. Healy
 Director
Charles E. Mather, III
 Director
William R. Dimeling
 Director
James Wolitarsky                                  [ADDISON LOGO]
 Treasurer, Chief Accounting Officer
 & Chief Financial Officer
James V. Kelly
 Vice President
Michael R. Patitucci
 Vice President
Charles J. Sullivan
 Vice President
James W. Jennings
 Secretary



Investment Adviser
ADDISON CAPITAL MANAGEMENT CO.
1608 Walnut Street
Philadelphia, PA 19103


Distributor
JANNEY MONTGOMERY SCOTT INC.              [JANNEY MONTGOMERY SCOTT LOGO]
1801 Market Street
Philadelphia, PA 19103


Administrator
PFPC, INC.
103 Bellevue Parkway
Wilmington, DE 19809


                                              Annual Report
Transfer Agent                               to Shareholders
PFPC, INC.                                    June 30, 1997
103 Bellevue Parkway
Wilmington, DE 19809